EXHIBIT 99.1

DOUBLE EAGLE Petroleum Company Nasdaq DBLE

DISCLAIMER This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. In addition, the past results presented are not necessarily indicative of the Company's future performance.

Double Eagle Petroleum 2002 Financial & Operating Highlights

Double Eagle Petroleum 2002 Accomplishments Increased Reserves Increased Production Lower per unit Operating Costs Positive Operating Cash Flow Well Positioned For 2003

DOUBLE EAGLE PETROLEUM CO STATEMENTS OF OPERATIONS (UNAUDITED) FOR THE 12 MONTHS ENDED DECEMBER 31 ($000's) 2002 2001 REVENUES Oil & Gas Sales 3,000 2,274 COSTS & EXPENSES LOE & Production Taxes 1,109 778 Exploration 146 172 G & A 982 879 DD&A 1,488 583 Impairment of Producing Properties 2,041 -- Interest & Income Taxes (Net) 76 62 Total Costs & Expenses 5,843 2,474 NET(LOSS) (2,842) (200)

DOUBLE EAGLE PETROLEUM OPERATING CASH FLOWS FOR THE 12 MONTHS ENDED ($000's) 12/31/02(1) 8/31/02 CASH FLOWS FROM OPERATIONS Net (Loss) Income (2,842) (2,847) DD&A & Impairment 3,529 3,158 Changes in Working Capital 293 (183) Other (10) (9) Net Cash Flows From Operations 970 119 (1) Unaudited

Double Eagle Petroleum Capital Spending E=ESTIMATED 2000 2001 2002 2003E $ Millions 2.2 2.7 5.1 6.2

Double Eagle 2002 Capital Spending Leasehold Exploration Development East 48 138 4,935

Double Eagle Proved Reserves 2000 2001 2002 Proved Producing BCFE 5.03 7.76 9.9 Proved Undeveloped BCFE 0.92 2.98 2.8

Double Eagle Daily Production By Quarter and Fiscal Year 1Q 01 2Q 01 3Q 01 4Q 01 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 MCFE 1637 1511 1766 1971 1858 2777 3790 4086 4760 5556

Double Eagle Quarterly (Calendar Year) Production Volumes and Sales 1st 2nd 3rd 4th 1st 2nd '00 3rd '00 4th '00 1st '01 2nd '01 3rd '01 4th '01 1st '02 2nd '02 3rd '02 4th '02 1st '03 P 2nd '03 '99 '99 '99 '99 '00 Oil and Gas Sales $405,495 $454,780 $562,203 $613,141 $791,720 $734,129 $428,722 $357,066 $482,907 $812,927 607807 824118 1250000 Production Volume 153,653 158,703 164,235 147,395 136,035 159,018 177,409 169,966 250,130 341,096 367,759 428,454 500,000 $/mcfe $2.64 $2.87 $3.42 $4.16 $5.82 $4.62 $2.42 $2.10 $1.93 $2.38 $1.65 1.92 2.5 1st 2nd 3rd 4th 1st 2nd '00 3rd 00 4th '00 1st '01 2nd '01 3rd '01 4th '01 1st '02 2nd '02 3rd '02 4th '02 '99 '99 '99 '99 '00 Calendar Year 1st '01 2nd '01 3rd '01 4th '01 1st '02 2nd '02 3rd '02 4th '02 Oil and Gas Sales $844,140 $561,289 $391,038 $397,492 $476,386 $767,311 $631,492 $984,615 Production Volume 141,342 167,572 171,581 207,810 259,817 365,880 386,137 435,088 $/mcfe $5.97 $3.35 $2.28 $1.91 $1.83 $2.10 $1.64 $2.26

Sep-01 Oct-01 Nov-01 Dec-01 Jan-02 Feb-02 Mar-02 Apr-02 May-02 Jun-02 Jul-02 Aug-02 Sep-02 Oct-02 Nov-02 Dec-02 Cow Creek 0 1440 6041 10614 4492 4870 5807 6496 7063 10131 12859 19652 20733 10602 19230 34524 Mesa Unit 13481 22211 5809 34719 36360 33614 56141 61000 83000 75286 62286 66104 82777 90138 87350 90000 Other 40263 39429 41292 44137 43211 38113 38243 38315 42658 37614 43751 39166 38809 43985 40000 40000

Double Eagle Petroleum G & A Per MCFE 2000 2001 2002 1Q 2003 $ MCFE 0.81 1.21 0.81 0.4

Double Eagle Operating Costs LOE Per MCFE 2000 2001 2002 1Q 2003 $/MCFE 0.875 1.25 0.77 0.694

Double Eagle Fiscal 2002 Drilling Activity Producing Wells 9/1/2001 New Wells 8/31/02 Oil - Gross 103 4 107 Oil - Net 6.2 .1 6.3 Gas - Gross 225 46 271 Gas - Net 10.2 5.8 16.0 Total Gross 328 50 378 Total Net 16.4 5.9 22.3

Double Eagle Petroleum Co. o Why look for natural gas in Wyoming ?

Estimates From Energy Information Administration 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Estimates From the Energy Information Administration 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Supply vs. Demand (WY, CO, UT)

Pipelie Expansions

Double Eagle Petroleum Co. o 2002 Pinedale Anticline o 2003 Eastern Washakie

PINEDALE ANTICLINE Mesa "A" 1.5% ORRI Mesa "B" Shallow 8% WI Deep 12.5% WI Mesa "C" 10% Carried WI DOUBLE EAGLE PETROLEUM COMPANY 2001

MESA "B" PARTICIPATING AREA 17 Producing 0 Completing 0 Drilling 4 New Locations

Atlantic Rim Area Blowup

Arbitrary Line

GAS IS ABSORBED ON INTERNAL SURFACES OF COAL

GAS RECOVERY CONVENTIONAL VS. COALBED

PRODUCTIVE STAGES OF A COAL BED METHANE WELL

Drunkard's Wash Average of First Three Texaco Wells Cow Creek 32-12 months wtr gas days bwd mcfpd BW/mcf 1 221 1772 30 7 59 0.12 2 955 3805 27 35 141 0.25 3 3596 1022 23 156 44 3.52 4 642 1459 15 43 97 0.44 5 1002 1585 29 35 55 0.63 6 530 1245 30 18 42 0.43 7 0 1186 28 0 42 0.00 8 14292 6909 25 572 276 2.07 9 22927 8323 26 882 320 2.75 10 33130 12015 30 1104 401 2.76 11 29353 12491 30 978 416 2.35 12 16313 6249 15 1088 417 2.61 13 32729 10255 25 1309 410 3.19 14 40829 20075 31 1317 648 2.03

UTAH FEDERAL # 14-55 PRODUCTION HISTORY

Cow Creek 32-12 Well Cow Creek 32-12 months wtr gas days bwd mcfpd BW/mcf 1 221 1772 30 7 59 0.12 2 955 3805 27 35 141 0.25 3 3596 1022 23 156 44 3.52 4 642 1459 15 43 97 0.44 5 1002 1585 29 35 55 0.63 6 530 1245 30 18 42 0.43 7 1 1186 28 1 42 0.02 8 14292 6909 25 572 276 2.07 9 22927 8323 26 882 320 2.75 10 33130 12015 30 1104 401 2.76 11 29353 12491 30 978 416 2.35 12 16313 6249 15 1088 417 2.61 13 32729 10255 25 1309 410 3.19 14 40829 20075 31 1317 648 2.03

Cow Creek Compares Favorably to Drunkard's Wash

o Cow Creek Unit o Coal Bed Wells as of January 2003

o CCU 11-7

o Atlantic Rim Area o Isopach of Almond Coals

Atlantic Rim Regional Cross Section

MONTHLY PRODUCTION Sep-01 Oct-01 Nov-01 Dec-01 Jan-02 Feb-02 Mar-02 Apr-02 May-02 Jun-02 Jul-02 Aug-02 Sep-02 Oct-02 Nov-02 Dec-02 Cow Creek 0 1440 6041 10614 4492 4870 5807 6496 7063 10131 12859 19652 20733 10602 19230 34524 Mesa Unit 13481 22211 5809 34719 36360 33614 56141 61000 83000 75286 62286 66104 82777 90138 87350 90000 Other 40263 39429 41292 44137 43211 38113 38243 38315 42658 37614 43751 39166 38809 43985 40000 40000

Total Coalbed Production